SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ___)


Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss. 240.14a-12

                       STATE OF FRANKLIN BANCSHARES, INC.
                       ----------------------------------
                (Name of Registrant as Specified In Its Charter)

                    -----------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the Appropriate box):

[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:
     2.   Aggregate number of securities to which transaction applies:
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4.   Proposed maximum aggregate value of transaction:
     5.   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
                                 -----------------------------------------------
     2)   Form, Schedule or Registration Statement No:
                                                      --------------------------
     3)   Filing Party:
                       ---------------------------------------------------------
     4)   Date Filed:
                      ----------------------------------------------------------

                       STATE OF FRANKLIN BANCSHARES, INC.
                             1907 North Roan Street
                          Johnson City, Tennessee 37601

                                 April 20, 2004

To the Shareholders of
         STATE OF FRANKLIN BANCSHARES, INC.

     You are cordially invited to attend the annual meeting of shareholders of State of Franklin Bancshares, Inc., which will be held at our offices at 1907 North Roan Street, Johnson City, Tennessee, on Monday, May 24, 2004, at 11:00 a.m., Eastern Time.

     At the meeting, you will be asked to:

     o elect four directors to serve until the 2007 annual meeting of shareholders;

     o ratify the appointment of Baylor and Backus as our independent accountants and auditors for 2004; and

     o transact other business that properly comes before the meeting or any adjournment of the meeting.

     We have enclosed a notice of the annual meeting of shareholders, a proxy statement, and a form of proxy. The matters listed in the notice of annual meeting are more fully described in the proxy statement.

     It is important that your shares are represented and voted at the meeting, regardless of the size of your holdings. Accordingly, we would appreciate your completing the enclosed form of proxy whether or not you plan to attend the meeting. If you are present at the meeting and wish to vote your shares personally, your form of proxy can be revoked upon your request prior to balloting. If you wish to vote personally at the meeting, but your shares are held in the name of a broker, trust, bank or other nominee, you should bring with you a form of proxy or letter from the broker, trustee, bank or nominee confirming your beneficial ownership of the shares.

     We urge you to return your form of proxy by mailing it in the enclosed postage-paid envelope to be received no later than 5:00 p.m. on May 21, 2004.

     Upon request, we will provide to you, without charge, a copy of our annual report on Form 10-KSB for the year ended December 31, 2003 as filed with the SEC. Requests should be directed to Becky Mominee, Secretary, by mail to State of Franklin Bancshares, Inc., 1907 North Roan Street, Johnson City, Tennessee 37601, or by telephone to (423) 926-3300.

                              Sincerely yours,


                              /s/CHARLES E. ALLEN, JR.      /s/ RANDAL R. GREENE

                              CHARLES E. ALLEN, JR.         RANDAL R. GREENE
                              Chairman                      President
                              and Chief Executive Officer

                       STATE OF FRANKLIN BANCSHARES, INC.
                             1907 North Roan Street
                          Johnson City, Tennessee 37601



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To be held May 24, 2004

     The regular annual meeting of shareholders of State of Franklin Bancshares, Inc. will be held at our offices at 1907 North Roan Street, Johnson City, Tennessee, on Monday, May 24, 2004, at 11:00 a.m., Eastern Time, for the following purposes:

     1. Election of Directors. To elect four directors to serve until the 2007 annual meeting of shareholders or until their successors have been duly elected and qualified.

     2. Ratification of Auditors. To ratify the appointment of Baylor and Backus as our independent accountants and auditors for 2004.

     3. Other Business. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

     Shareholders of record at the close of business on March 31, 2004, are entitled to notice of and to vote on all matters presented at the annual meeting of shareholders. On that day 1,465,512 shares of common stock were outstanding. Each share entitles the holder to one vote.



                                              By Order of the Board of Directors


                                              /s/ BECKY MOMINEE

                                              BECKY MOMINEE
                                              Secretary

April 20, 2004





--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
        Whether or not you expect to attend the meeting and regardless of the number of shares you own, please mark, sign, date and return the enclosed form of proxy as promptly as possible in the enclosed envelope.
      You may nevertheless vote in person if you attend the annual meeting.
--------------------------------------------------------------------------------

                       STATE OF FRANKLIN BANCSHARES, INC.
                             1907 North Roan Street
                          Johnson City, Tennessee 37601

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS

     Your vote is very important. For this reason, the Board is requesting that, if you are not able to attend the annual meeting of shareholders, you allow your common stock to be represented at the meeting by the proxies named in the enclosed proxy card. This proxy statement and the form of proxy are being sent to you in connection with this request and are being mailed to all shareholders beginning on April 20, 2004.

                      Information About the Annual Meeting

When is the annual meeting?

     Monday, May 24, 2004, 11:00 a.m. Eastern Time.


Where will the annual meeting be held?

     State of Franklin Savings Bank, 1907 North Roan Street, Johnson City, Tennessee.

What items will be voted upon at the annual meeting?

     You will be voting upon the following matters:

     1. Election of Directors. To elect four directors to serve until the 2007 annual meeting of shareholders or until their successors have been duly elected and qualified.

     2. Ratification of Auditors. To ratify the appointment of Baylor and Backus as our independent accountants and auditors for 2004.

     3. Other Business. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Who can vote?

     You are entitled to vote your common stock if our records show that you held your shares as of the close of business on the record date, March 31, 2004. Each shareholder is entitled to one vote for each share of common stock held on that date. On March 31, 2004, there were 1,465,512 shares of common stock outstanding and entitled to vote.

How do I vote by proxy?

     If you sign, date and return your signed proxy card before the annual meeting, we will vote your shares as you direct. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees, or (3) all of the nominees except those you designate. For the ratification of the appointment of our auditors, you may vote "For" or "Against" or you may "Abstain" from voting.

     If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them

     o    "For" the election of all of our nominees for director; and

     o "For" the ratification of Baylor and Backus as our independent auditors.

     The Board knows of no other business to be presented at the annual meeting. If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

How do I change or revoke my proxy?

     You can change or revoke your proxy at any time before it is voted at the annual meeting by:

     (1) submitting another proxy with a more recent date than that of the proxy first given;

     (2)  attending the annual meeting and voting in person; or

     (3) sending written notice of revocation to our corporate secretary, Becky Mominee.

How many votes are required?

     If a quorum is present at the annual meeting,

     o the director nominees will be elected by a plurality of the votes cast in person or by proxy at the meeting; and

     o the approval of independent auditors and all other matters submitted to the shareholders will require the affirmative vote of a majority of the shares of common stock present or represented by proxy at the meeting.

What constitutes a "quorum" for the meeting?

     A majority of the outstanding shares, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. You are part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

Who pays for the solicitation of proxies?

     We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to solicitation by
mail,  our  regular  employees  and  paid  solicitors  may  make   solicitations
personally and by telephone or otherwise. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies. We have retained the Illinois Stock Transfer Company to assist in the solicitation for a fee of approximately $5,000 plus reasonable out-of-pocket expenses.

When are the 2005 shareholder proposals due?

     Proposals by shareholders to be considered for inclusion in the proxy materials solicited by the directors for the annual meeting in 2005 must be received by the Corporate Secretary, 1907 North Roan Street, Johnson City, Tennessee 37604, no later than December 20, 2004. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must also comply with Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

                                  The Proposals
--------------------------------------------------------------------------------

                       Proposal 1 -- Election of Directors

      The Board has nominated the following persons to serve as directors:

      Three-year term:  Charles E. Allen, Jr.            Verrill M. Norwood, Jr.
                        Vance W. Cheek                   Stephen K. Gross


     We do not anticipate that any of these nominees will be unavailable for election but, if such a situation arises, the proxy will be voted in accordance with the best judgment of the named proxies unless you have directed otherwise. The remaining members of the Board listed below will continue as members of the Board until their respective terms expire, as indicated below.

     Information about the four individuals nominated as directors and the remaining members of the Board is provided below. Shares of common stock represented by proxy cards returned to us will be voted for the nominees listed below unless you specify otherwise. Election of directors requires the affirmative vote of the holders of a plurality of the shares of common stock represented at the annual meeting.


                              Nominees for Election
                              (Terms Expiring 2007)


Director, Year First Elected As Director           Age         Principal Occupation, Business and Directorships
----------------------------------------           ---         ------------------------------------------------
Charles E. Allen, Jr., 1996 ...............        43          Chairman of the Board and Chief Executive Officer of
                                                               State of Franklin; Chairman of the Board and Chief
                                                               Financial Officer of State of Franklin Savings Bank

Stephen K. Gross, 1996 ....................        57          Chief  Financial   Officer  and  owner  of  Microporous
                                                               Products, LP

Verrill M. Norwood, Jr., 1996..............        72          Environmental consultant, retired

Vance W. Cheek, 1996.......................        80          Banker, retired

  The Board recommends a vote "FOR" the election of the nominees listed above.


                              (Terms Expiring 2006)


Director, Year First Elected As Director           Age         Principal Occupation, Business and Directorships
----------------------------------------           ---         ------------------------------------------------
Charles E. Allen, Sr., M.D., 1996 .........        73          Physician, retired

Alan R. Hubbard, 2001 .....................        59          Businessman, retired

Donald R. Jeanes, 1996.....................        58          President of Milligan College

Richard S. Venable, 1996...................        59          Owner and President of RSV Inc.,  Sullivan County Mayor
                                                               since 2002

                               Incumbent Directors
                              (Terms Expiring 2005)

Director, Year First Elected As Director           Age         Principal Occupation, Business and Directorships
----------------------------------------           ---         ------------------------------------------------
Randal R. Greene, 1996 ....................        44          President of State of Franklin; President and Chief
                                                               Executive Officer of State of Franklin Savings Bank

Kenneth E. Cutshall, M.D., 1996 ...........        43          Physician

Cameron E. Perry, 1996.....................        74          Banker, retired

Henry J. Williams, M.D., 1996..............        67          Physician, retired

     Except for Mr. Hubbard, all of these persons have served as directors of State of Franklin Savings Bank since 1996 and as our directors since our formation in May 1998. Charles E. Allen, Sr., M.D., is the father of Charles E. Allen, Jr. Verrill M. Norwood, Jr., is the father-in-law of Randal R. Greene. None of our directors is a director or executive officer of another bank holding company, bank, savings and loan association, or credit union. The principal occupations and employments of the persons listed above are for the past five years.


--------------------------------------------------------------------------------

                    Information about the Board of Directors

Role of the Board

     Pursuant to Tennessee law, our business, property and affairs are managed under the direction of our Board. The Board has responsibility for establishing broad corporate policies and for our overall performance and direction, but is not involved in day-to-day operations. Members of the Board keep informed of our business by participating in Board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

Board Structure

     Our bylaws provide that the Board shall consist of no fewer than five nor more than 25 members. The Board is currently limited to 12 members by Board resolution. The directors are divided into three classes, each of which is equal in number. The directors in each class hold office for staggered terms of three years each. Staggered terms make it more difficult for shareholders, including those holding a majority of our common stock, to force an immediate change in the composition of a majority of the board of directors. Since the terms of only one-third of the incumbent directors expire each year, two annual meetings of shareholders would be required to change a majority of the directors, provided that no directors resigned, were removed, or died during their terms of office and the vacancies created thereby were not filled by an affirmative vote of majority of the board of directors.

2003 Board Meetings

     During 2003, the Board held 7 meetings. Our directors also serve as directors of State of Franklin Savings Bank. The board of directors of State of Franklin Savings Bank held 12 meetings in 2003. During 2003, no director attended less than 75% of the meetings held by the Board or by any committee on which he served.

Board Committees

     The Board has two committees: the Audit Committee and the Nominating Committee.

     The Audit Committee, consisting of directors Perry, Cheek, Gross, Jeanes and Allen, Sr., is responsible for the review and evaluation of our internal controls and accounting procedures. It also periodically reviews audit reports with our independent auditors and recommends the annual appointment of auditors. The Audit Committee met 7 times during 2003. The Board has adopted a written charter for the Audit Committee, a copy of which is attached to this proxy statement as Appendix A. For more information about the Audit Committee, please see the section called "Report of the Audit Committee of the Board of Directors."

     The entire Board acts as Nominating Committee for the nomination of members of the Board. The Board has not adopted a Nominating Committee Charter. The Board met one time in its capacity as the Nominating Committee during 2003. The Board does not believe a separate nominating committee is necessary because of our size and because a majority of the Board is independent. The Board has no set procedures or policy on the selection of nominees or evaluation of shareholder recommendations as it has historically considered these issues on a case-by-case basis. The Board will consider shareholder recommendations for director nominees that are properly received in accordance with our bylaws and the applicable rules and regulations of the Securities and Exchange Commission. For more information, please see the section entitled "When are the 2005 shareholder proposals due?" above.

Director Compensation

     Each director receives a quarterly retainer of $1,000, as well as a $1,350 quarterly retainer from the Savings Bank and $300 for each Board meeting he attends. Each director also receives a $150 fee for each Committee meeting he attends.

Director Attendance at Annual Meetings

     It is our practice to invite the directors to attend our annual meeting of shareholders. For the last two years, all members of the Board attended the annual meeting.

Shareholder Communications with the Board

     Shareholders desiring to communicate with the Board should e-mail their communications to board@sofb.com. The communications will be reviewed by an independent member of the Board who will make a determination as to how to proceed.

--------------------------------------------------------------------------------

        Proposal 2 -- Ratification of Appointment of Independent Auditors


--------------------------------------------------------------------------------

     The Board has confirmed the appointment by the Audit Committee of Baylor and Backus as our independent accountants and auditors engaged for 2004. Baylor and Backus has served as our independent accountants and auditors for the year ended December 31, 2003. Representatives of the firm will be present at the annual meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions by shareholders.

     The affirmative vote of the holders of a majority of the outstanding shares of common stock present or represented at the annual meeting, if a quorum exists, entitled to vote at the annual meeting is required to ratify the appointment of Baylor and Backus as our independent accountants and auditors for 2004.

     The Board recommends a vote "FOR" ratification of the appointment of Baylor and Backus as our independent accountants and auditors for 2004.

--------------------------------------------------------------------------------

                        State of Franklin Stock Ownership

     The following table sets forth certain information regarding the ownership of the common stock as of March 31, 2004, for (i) each person who owns more than 5% of the common stock, (ii) each director and the executive officers who are listed in the executive compensation tables in this proxy statement, and (iii) all executive officers and directors as a group.

                                                                            Amount and Nature
                                                                         of Beneficial Ownership        Percent
                                 Name of Beneficial Owner                  (Number of Shares)         of Class(1)
                 -------------------------------------------------       -----------------------      -----------


Charles E. Allen, Jr.(2)(3).......................................                225,183                14.62
Charles E. Allen, Sr., M.D.(4)....................................                 36,124                 2.45
Vance W. Cheek(5).................................................                 14,624                    *
Kenneth E. Cutshall, M.D.(4)......................................                 52,665                 3.55
Randal R. Greene(3)(8)............................................                173,991                11.36
Stephen K. Gross(4)...............................................                 32,443                 2.20
Alan R. Hubbard(6)................................................                  7,700                    *
Donald R. Jeanes(4)...............................................                 14,024                    *
Verrill M. Norwood, Jr.(5)........................................                 43,124                 2.93
Cameron E. Perry(5)...............................................                 17,124                 1.16
Richard S. Venable(4).............................................                 19,524                 1.32
Henry J. Williams, Jr., M.D.(4)...................................                 64,894                 4.40

Directors and executive officers as a group (12 persons)(7).......                630,609                37.42

State of Franklin Savings Bank Employee Stock Ownership Plan......                168,448                11.49

---------------------
*    Less than 1%


(1) Unless otherwise indicated, beneficial ownership consists of sole voting and investing power based on 1,465,512 shares issued and outstanding on March 31, 2004. Options to purchase 219,510 shares are exercisable or become exercisable within 60 days of March 31, 2004. These shares issuable under options are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by each person to whom a portion of these options relate but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.

(2) Includes 73,719 shares issuable within 60 days of March 31, 2004 upon the exercise of options.

(3) Includes 70,811 shares held by the State of Franklin Savings Bank Employee Stock Ownership Plan for which Mr. Allen and Mr. Greene serve as co-trustees.

(4) Includes 9,124 shares issuable within 60 days of March 31, 2004 upon the exercise of options.

(5) Includes 7,124 shares issuable within 60 days of March 31, 2004 upon the exercise of options.

(6) Includes 3,000 shares issuable within 60 days of March 31, 2004 upon the exercise of options.

(7) Includes 219,510 shares issuable upon the exercise of options granted under the Stock Incentive Plan and 70,811 shares held by the State of Franklin Savings Bank Employee Stock Ownership Plan.


(8) Includes 66,675 shares issuable within 60 days of March 31, 2004 upon the exercise of options.

     Messrs. Charles E. Allen, Jr. and Randal R. Greene serve as executive officers and directors.

                             Executive Compensation

     The following table sets forth the aggregate cash compensation we paid to our Chairman and Chief Executive Officer and our President. We did not pay any other executive officer cash compensation in excess of $100,000 for the years ended December 31, 2003, 2002 and 2001.

                           Summary Compensation Table

                                                                                                 Long Term
                                                              Annual Compensation               Compensation
                                                              -------------------               ------------
                                                                                          Securities Underlying
               Name and Position                  Year       Salary ($)      Bonus($)(1)      Options/SARs(#)
               -----------------                  ----       ----------      -----------      ---------------
Charles E. Allen, Jr............................  2003         211,636 (2)                       18,896 (2)
Chairman and Chief Executive Officer              2002         253,177 (3)                       25,117 (3)
                                                  2001         159,500           (4)             15,823 (4)
Randal R. Greene................................  2003         168,000        42,000                 --
President                                         2002         160,000        40,000                 --
                                                  2001         152,924        38,231

(1) Salary and bonus amounts reflect amounts earned during the stated fiscal year, even if paid in the subsequent fiscal year. All amounts have been restated to reflect this position.

(2) Does not include $52,909 in cash compensation in lieu of which Mr. Allen elected to receive stock options to purchase 18,896 shares. The options were granted for 2003.

(3) Does not include $63,294 in cash compensation in lieu of which Mr. Allen elected to receive stock options to purchase 25,117 shares. The options were granted for 2002.

(4) Mr. Allen elected to receive stock options to purchase 15,823 shares of common stock in lieu of his 2001 bonus of $39,875. The options were granted on March 15, 2002.


                        Option Grants in Last Fiscal Year

                                                           % of total options
                                     Number of shares     granted to employees      Exercise     Expiration
               Name                 underlying options       in fiscal year       price ($/sh)      Date
               ----                 ------------------       --------------       -----------       ----
Charles E. Allen, Jr.(1).......            5,937                 100%               18.00          2013
                                          12,959                 100%               20.00          2013

-----------

(1) Mr. Allen elected to receive stock options in lieu of a portion of his cash compensation in 2003.

Aggregated Option/SAR Exercises in Last Fiscal Year And Fiscal Year-End Option/SAR Values


     The following table discloses information regarding stock options held at the end of or exercised in the year 2003 for each of the executive officers.


                             Shares                       Securities underlying           Value of unexercised
                          acquired on       Value          unexercised options            in-the-money options
         Name             exercise(1)    realized (1)      at December 31, 2003         at December 31, 2003 (2)
         ----             -----------    ------------      --------------------         ------------------------
                                                       Exercisable   Unexercisable    Exercisable    Unexercisable
                                                       -----------   -------------    -----------    -------------
Charles E. Allen, Jr.         ---            ---          73,719         60,199        $ 624,441       $ 158,030
Randal R. Greene ....         ---            ---          66,675          7,408        $ 602,800       $  48,149

-----------------
(1) As of December 31, 2003, no options have been exercised by the executive officers under the Stock Incentive Plan.
(2) Based on the appraised value of $20.00 per share of our common stock as of May 16, 2003.


                      Equity Compensation Plan Information

     The table below includes information with respect to shares subject to outstanding options granted under our equity compensation plans.


                                                                (A)               (B)                      (C)
                                                             Number of                            Number of securities
                                                         securities to be        Weighted        remaining available for
                                                            issued upon          average          future issuance under
                                                            exercise of       exercise price    equity compensation plans
                                                             outstanding      of outstanding     (excluding securities
                        Plan Category                           options          options         reflected in Column A)
                        -------------                           -------          -------         ----------------------

        Equity compensation plans approved by
        shareholders..............................              332,022          $12.95               167,978

        Equity compensation plans not approved by
        shareholders..............................               --0--                                 --0--


             Report of the Audit Committee of the Board of Directors


     The Audit Committee is composed of five directors: Perry, Cheek, Gross, Jeanes and Allen, Sr. Although our common stock is not listed on the New York Stock Exchange, we have adopted the definition of an "independent director" provided in the NYSE rules. Under this definition, all of the members of the Audit Committee are independent directors except for Charles E. Allen, Sr., M.D., who is the father of Charles E. Allen, Jr., our Chairman of the Board.

     The functions of the Audit Committee include:

o    recommending to the Board the appointment of independent auditors;

o approving the scope of audits and other services to be performed by the independent and internal auditors; and

o reviewing the results of internal and external audits, the accounting principles applied in financial reporting and the adequacy of financial and operational controls.


     The Audit Committee reviews our financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

     In this context, the Audit Committee has met and held discussions with management and Baylor and Backus, the independent auditors for the year ended December 31, 2003. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and with the independent auditors. The Audit Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

     In addition, the Audit Committee has discussed with Baylor and Backus the auditor's independence from us and our management, including matters in the written disclosures and letters provided by Baylor and Backus to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

     The Audit Committee has also discussed with the internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee has met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of our internal controls, and the overall quality of our financial reporting.

     The Audit Committee has determined that the fees we paid to Baylor and Backus do not interfere with the independence of Baylor and Backus. Further, in reliance upon the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2003, for filing with the SEC. The Audit Committee and the Board also have recommended, subject to shareholder approval, the selection of Baylor and Backus as our independent auditors for the upcoming year.

                                   Members of the Audit Committee:
                                   Charles E. Allen, Sr., M.D.
                                   Vance W. Cheek
                                   Stephen K. Gross
                                   Donald R. Jeanes
                                   Cameron E. Perry

                                   Audit Fees

     The table below sets out the fees we paid to Baylor and Backus, our principal independent auditors, for 2002 and 2003.

     Audit fees.......................................        $38,000   $38,000
     Audit-related fees...............................             --        --
     Tax fees.........................................          4,000     4,000
     All other fees...................................        -------   -------
         Total........................................        $42,000   $42,000
                                                              =======   =======

             Section 16(a) Beneficial Ownership Reporting Compliance

     The federal securities laws require our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of any of our securities. To our knowledge, based solely on review of the copies of these reports furnished to us and representations by reporting persons, all of our officers, directors and greater than 10% beneficial owners made all filings required in a timely manner in 2003, except for one late filing by each of the State of Franklin Savings Bank Employee Stock Ownership Plan and Charles E. Allen, Jr., whose filings were timely submitted to the SEC on paper, but were required to be re-filed electronically.

           Transactions with Executive Officers, Directors and Others

     We have had and expect to have in the future banking and other business transactions in the ordinary course of our banking business with directors, officers, and 10% beneficial owners of our common stock and their affiliates, including members of their families, or corporations, partnerships, or other organizations in which the officers or directors have a controlling interest, on substantially the same terms (including price, or interest rates and collateral) as those prevailing at the time for comparable transactions with unrelated parties. Any of these banking transactions will not involve more than the normal risk of collectability nor present other unfavorable features to us or State of Franklin Savings Bank.

     State of Franklin Savings Bank leases office space from a partnership, Allen and Allen. Charles E. Allen, Jr., the Chairman of our Board and Charles E. Allen, Sr., M.D., a director, are principals in Allen and Allen. The 3,000 square foot building houses the Browns Mill Road branch. The annual rent is $13. 49 per square foot or $40,470. This amount includes taxes, insurance and maintenance. Also, State of Franklin Real Estate, Inc. leases a 4,000 square foot suite with road frontage from Allen and Allen at $13.49 per square foot and an additional 2,500 square foot suite for $6.00 per square foot. These amounts includes taxes, insurance and maintenance.

                                  Other Matters

     The Board, at the time of the preparation of this proxy statement, knows of no business to come before the annual meeting other than that referred to herein. If any other business should come before the annual meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

     Upon the written request of any record holder or beneficial owner of common stock entitled to vote at the annual meeting, we will provide, without charge, a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2003 as filed with the SEC. Requests should be directed to Becky Mominee, Secretary, State of Franklin Bancshares, Inc., 1907 North Roan Street, Johnson City, Tennessee 37601, telephone (423) 926-3600.




                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ BECKY MOMINEE

                                   BECKY MOMINEE
                                   Secretary




Johnson City, Tennessee
April 20, 2004

                                                                      Appendix A


                             AUDIT COMMITTEE CHARTER


Purpose

The Audit  Committee is appointed by the Board to assist the Board in monitoring
(1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements. The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement. Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission. At least one member of the Audit Committee shall be a financial expert as defined by the Commission. Audit committee members shall not simultaneously serve on the audit committees of more than two other public companies. The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters
------------------------------------------

1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

4.   Review and discuss quarterly reports from the independent auditors on:

     (a)  All critical accounting policies and practices to be used.

     (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

     (c)  Other material written  communications between the independent auditor
          and  management,   such  as  any  management  letter  or  schedule  of
          unadjusted differences.

5. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6.   Discuss  with  management  and  the  independent   auditor  the  effect  of
     regulatory  and  accounting   initiatives  as  well  as  off-balance  sheet
     structures on the Company's financial statements.

7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies

8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor
--------------------------------------------------------------------

10.  Review and evaluate the lead partner of the independent auditor team.

11. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

12. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

13. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

14. Discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

15. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function
--------------------------------------------------

16. Review the appointment and replacement of the senior internal auditing executive.

17. Review the significant reports to management prepared by the internal auditing department and management's responses.

18. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities
-------------------------------------

19. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

20. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

21. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

22. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

23. Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Limitation of Audit Committee's Role
------------------------------------

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                       STATE OF FRANKLIN BANCSHARES, INC.

                             1907 North Roan Street
                          Johnson City, Tennessee 37601





                  Please complete both sides of the Proxy Card, detach and return in the enclosed postage-prepaid envelope.



                             DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS.
The undersigned hereby acknowledges receipt of the notice of the Annual Meeting and the Related Proxy Statement.

                                      Dated__________________________________
                                      _______________________________________
                                      _______________________________________
                                      (PLEASE SIGN HERE)

Shareholder should sign here exactly as shown on the label affixed hereto. Administrator, Trustee, or Guardian, please give full title. If more than one Trustee, all should sign. All Joint Owners should sign.

                         DETACH ATTENDANCE CARD HERE AND
                              MAIL WITH PROXY CARD
--------------------------------------------------------------------------------

                                STATE OF FRANKLIN
                                BANCSHARES, INC.

If you plan to personally attend the Annual Meeting of Shareholders, please check the box below and list names of attendees on reverse side.

Return this stub in the enclosed envelope with your completed proxy card.

I do plan to attend the 2004 meeting.   [  ]

--------------------------------------------------------------------------------

                                          NAMES OF PERSONS ATTENDING

                                  ___________________________________________

                                  ___________________________________________

                                  ___________________________________________

                                  ___________________________________________



--------------------------------------------------------------------------------

Proxy                                         State of Franklin Bancshares, Inc.

The undersigned appoints each of Charles E. Allen, Jr., Randal R. Greene and Becky Mominee, or any of them, with full power of substitution and revocation as Proxy to vote all shares of stock standing in my name on the books of State of Franklin Bancshares, Inc. (the "Company") at the close of business on March 31, 2004, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at 1907 North Roan Street, Johnson City, Tennessee, on May 24, 2004, at 11:00 a.m., Eastern Time, and at any and all adjournments, upon the matters set forth in the Notice of the meeting. The Proxy is further authorized to vote in his or her discretion as to any other matters which may come before the meeting. At the time of preparation of the Proxy Statement, the Board of Directors knows of no business to come before the meeting other than that referred to in the Proxy Statement.

THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW AND WHEN NO INSTRUCTIONS ARE GIVEN WILL BE VOTED FOR THE PROPOSALS DESCRIBED IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND ON THIS PROXY.

1. Election of four directors to serve a three-year term or until their successors have been duly elected and qualified.

[ ]  FOR all nominees listed below (except as indicated to the contrary below)

[ ]  WITHHOLD AUTHORITY to vote for all nominees listed below.

     Charles E. Allen, Jr.             Vance W. Cheek
     Stephen K. Gross                  Verrill M. Norwood, Jr.

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write such nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. Ratification of the appointment of Baylor & Backus as the Company's independent accountants and auditors for 2004.

     FOR  _____          AGAINST _____          ABSTAIN _____


                                     (Continued and to be signed on other side)